Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer International Export Leaders ETF (PIEL)
(the “Fund”)
a series of Pacer Funds Trust
Supplement dated October 29, 2025 to the
Prospectus dated August 31, 2025
The following replaces the subsection entitled “Principal Investment Strategies of the Fund—The Index”:
The Index

The Index uses an objective, rules-based methodology to measure the performance of approximately 100 large- and mid-capitalization non-U.S. companies with a high percentage of foreign sales and high free cash flow margin.
Construction of the Index begins with an initial universe of the 200 companies included in the FTSE Developed ex US Index that have the highest annual foreign sales as a percentage of total sales.
The remaining companies are ranked by their free cash flow margin (defined as a company’s free cash flow divided by sales) for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow margin are included in the Index, and those companies are weighted based on market capitalization, with a 5% cap for each index constituent.

Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Sales: The value of what a company sold to its customers during a given period; also known as revenue.
Free Cash Flow Margin: FCF / Sales

The Index is reconstituted and rebalanced semi-annually. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their market capitalization, and weightings are capped at 5% of the weight of the Index for any individual company.
From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions.
The FTSE Developed ex US Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in twenty-four non-U.S. countries. The FTSE Developed ex US Index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.
Please retain this Supplement with your Prospectus for future reference.